                                                                   EXHIBIT 23(a)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the incorporation by reference of (i) our report dated March 8, 1996, with respect to the consolidated financial statements and schedule of Cablevision Industries Corporation and Subsidiaries ('Cablevision') included in Cablevision's Annual Report on Form 10-K for the year ended December 31, 1995, and (ii) our reports dated July 28, 1995 with respect to the financial statements of Newhouse Broadcasting Cable Division of Newhouse Broadcasting Corporation and Subsidiaries and Vision Cable Division of Vision Cable Communications Inc. and Subsidiaries included in the Current Report on Form 8-K of Time Warner Inc. ('Time Warner') dated August 14, 1995, from the Current Report on Form 8-K of Time Warner dated August 14, 1996, in each of the following:

           1. Post-Effective Amendment No. 2 to Registration Statements No. 33-11031 and No. 2-76753 on Form S-8;

           2. Post-Effective Amendment No. 4 on Form S-3 to Registration Statement No. 2-75960 on Form S-16 and Post-Effective Amendment No. 1 on Form S-3 to Registration Statement No. 33-58262 on Form S-3;

           3. Registration Statements No. 33-20883 and No. 33-35945 on Form S-8;

           4. Post-Effective Amendment No. 8 to Registration Statements No. 2-62477 and No. 2-67216 on Form S-8;

           5. Registration Statements No. 33-37929 and No. 33-47152 on Form S-8;

           6. Post-Effective Amendment No. 2 to Registration Statement No. 33-16507 on Form S-8 and Registration Statement No. 33-48381 on Form S-8;

           7. Post-Effective Amendment No. 1 to Registration Statement No. 33-29247 on Form S-8;

           8. Registration Statement No. 33-33076 (the Prospectus constituting a part thereof also applies to Registration Statements No. 33-29029 and No. 33-29030) on Form S-8;

           9. Amendment No. 1 to Registration Statement No. 33-33043 on Form S-8 and Registration Statement No. 33-51471 on Form S-8;

          10. Pre-Effective Amendment No. 1 to Registration Statement No. 33-29031 on Form S-3;

          11. Registration Statement No. 33-35317 on Form S-8;

          12. Registration Statements No. 33-40859 and No. 33-48382 on Form S-8;

          13. Post-Effective Amendment No. 1 to Registration Statement No. 33-47151 on Form S-8;

          14. Post-Effective Amendment No. 2 to Registration Statement No. 33-57812 on Form S-3;

          15. Registration Statements No. 33-62774 and No. 33-51015 on Form S-8;

          16. Post-Effective Amendment No. 1 to Registration Statement No. 33-50237 on Form S-3;

          17. Registration Statement No. 33-53213 on Form S-8, Post-Effective Amendment No. 1 to Registration Statement No. 33-57667 on Form S-8 and Registration Statement No. 333-02383 on Form S-8.

          18. Registration Statement No. 33-61497 on Form S-8;

          19. Amendment  No. 1  to Registration  Statement No.  33-61579 on Form
              S-3;

          20. Post-Effective Amendment No. 2 to Registration Statement No. 33-62585 on Form S-3; and

          21. Registration Statement No. 333-04493 on Form S-8.

ERNST & YOUNG LLP

New York, New York
August 14, 1996